Exhibit 99.1

INSTRUCTIONS FOR USE OF EOS ENERGY ENTERPRISES, INC. RIGHTS CERTIFICATES

CONSULT BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC (THE “SUBSCRIPTION AGENT”), SODALI & CO. (THE “INFORMATION AGENT”) OR YOUR BANK OR BROKER AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), to the holders of its common stock, par value $0.0001 per share (the “Common Stock”) and warrants issued on April 14, 2023, May 17, 2023, December 19, 2023 and November 21, 2025 (the “Participating Warrants”), as described in the Company’s prospectus supplement dated July 2, 2026 (together with the accompanying prospectus, the “Prospectus Supplement”). In the rights distribution (as such term is defined in the Prospectus Supplement), holders of record of shares of the Company’s Common Stock and Participating Warrants (together, the “Eligible Holders”), at 5:00 p.m. New York City time, on July 1, 2026 (the “Record Date”) received a transferable subscription right (a “Right”) to subscribe for and purchase units of the Company (the “Units”) for each share of Common stock or Participating Warrant held by them as of the Record Date. The total number of Rights to be issued to each such holder was rounded down to the nearest whole number and the subscription agent instructed, or instructed DTC to instruct, all brokers, dealers, trustees and depositaries for securities or any other agents who hold shares of common stock or Participating Warrants for the account of others to effect such rounding with respect to each beneficial holder. Each whole Right is exercisable, upon payment of $5.481 as described below (the “Subscription Price”), to purchase one Unit (the “Basic Subscription Right”), with each Unit consisting of one share of Common Stock and 0.4388 of a warrant to purchase one share of Common Stock at an exercise price of $5.481 per whole share (the “Warrants”). In addition, subject to the proration described below, each holder of record of Rights (each a “Rightsholder”) that fully exercises its Basic Subscription Rights with respect to all Rights that it holds in the same capacity pursuant to a single rights certificate also has the right to subscribe at the Subscription Price for additional Units (the “Over-subscription Privilege”). If Units being offered in the Rights Offering remain available for subscription following the exercise of the Basic Subscription Rights by Rightsholders prior to the Expiration Time, as defined below (the “Excess Units”), such Rightsholders may exercise their Over-subscription Privilege to subscribe for a number of Excess Units up to the number of Units underlying the Basic Subscription Right (or 200% combined). If there are not a sufficient number of Excess Units to satisfy all subscriptions pursuant to the exercise of Over-subscription Privilege by the applicable Rightsholders, the available Excess Units will be allocated pro rata among Rightsholders exercising their Over-subscription Privilege in proportion to the number of Units that each such Rightsholder purchased pursuant to its Basic Subscription Rights; provided, however, that if such pro rata allocation results in any Rightsholder being allocated a greater number of Excess Units than such Rightsholder subscribed for pursuant to the exercise of such Rightsholder’s Over-subscription Privilege, then such Rightsholder will be allocated only such number of Excess Units as such Rightsholder subscribed for, and the remaining Excess Units will be allocated among the other Rightsholders exercising their Over-subscription Privilege with respect to the Rights.

The Rights Offering will expire at 5:00 p.m., New York City time, on July 21, 2026, unless extended as described in the Prospectus Supplement (the “Expiration Time”).

AS DESCRIBED IN THESE INSTRUCTIONS, YOUR RIGHTS CERTIFICATE (ALONG WITH AN INTERNAL REVENUE SERVICE FORM W-8 OR W-9, AS APPLICABLE, TO THE EXTENT REQUIRED BY PARAGRAPH 2 OF THESE INSTRUCTIONS) MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, AND PAYMENT OF THE SUBSCRIPTION PRICE MUST BE RECEIVED, AS MORE SPECIFICALLY DESCRIBED BELOW AND IN THE PROSPECTUS SUPPLEMENT, BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION TIME. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

Below is a list of the key dates for the Rights Offering of which you should be aware. With the exception of the Record Date and rights distribution date, such dates are subject to change in the event the Company’s board of directors (the “Board”) determines to extend the Rights Offering. For more information regarding these dates, we encourage you to review the section of the Prospectus Supplement entitled “Description of the Rights Offering,” as this portion of the Prospectus Supplement describes other timing considerations of which you should be aware regarding the Rights Offering.

Date	Event / Action

5:00 p.m., New York City time, on July 1, 2026	Record Date.

5:00 p.m., New York City time, on July 2, 2026	Rights distribution date.

July 2, 2026	Commencement of the Rights Offering.

July 6, 2026	Expected commencement of trading for the Rights on the Nasdaq Capital Market under the symbol “EOSER.”

11:00 a.m., New York City time, on July 14, 2026 (five business days prior to the expiration date, as may be adjusted in the event of an extension of the expiration time)

Date by which the Subscription Agent must have received appropriate materials from holders of Rights who intend to make cash payment of the subscription right by uncertified check.

Date by which the Subscription Agent must have received appropriate materials from holders of Rights in order to have the Subscription Agent sell such Rights.

Date by which the Subscription Agent must have received appropriate materials from holders of Rights in order to transfer all or a portion of such holder’s Rights (other than pursuant to a sale by the Subscription Agent).

Date by which registered foreign holders of Rights must notify the Subscription Agent and establish to the satisfaction of the Subscription Agent that it is permitted to exercise its Rights.

5:00 p.m., New York City time, on July 21, 2026	Expiration of the Rights Offering.

No fractional Rights or cash in lieu thereof were issued or paid. Instead, the total number of Rights issued to each holder was rounded down to the nearest whole number and the subscription agent instructed, or instructed DTC to instruct, all brokers, dealers, trustees and depositaries for securities or any other agents who hold shares of Common Stock or Participating Warrants for the account of others to effect such rounding with respect to each beneficial holder. Nominee holders of the Company’s Common Stock or Participating Warrants that held, on the Record Date, shares for the account(s) of more than one beneficial owner may, upon proper showing to the Subscription Agent, exercise such beneficial owners’ Basic Subscription Rights and Over-subscription Privilege as described below.

The Rights are expected to be traded on the Nasdaq Capital Market under the symbol “EOSER” beginning on July 6, 2026.

The number of Rights to which a holder of Common Stock or Participating Warrants is entitled is printed on the face of that holder’s “Rights Certificate.” You should indicate your wishes with regard to the exercise, assignment, transfer or sale of your Rights by completing the Rights Certificate and returning it to the Subscription Agent in the envelope provided.

1.	EXERCISE YOUR RIGHTS AND SUBSCRIBE FOR UNITS (Section 1 of the Rights Certificate).

To exercise Rights, deliver your properly completed and executed Rights Certificate, by checking the boxes next to Section 1.A and 1.B, if applicable, and completing Section 1.C, together with payment in full of the Subscription Price for each Unit subscribed for pursuant to the Basic Subscription Rights and the Over-subscription Privilege, to the Subscription Agent.

Payment of the applicable Subscription Price must be made for the full number of Units being subscribed for by wire transfer, certified or personal check or bank draft drawn upon a U.S. bank, payable to: Broadridge Corporate Issuer Solutions, LLC, as Subscription Agent.

THE SUBSCRIPTION PRICE WILL BE DEEMED TO HAVE BEEN RECEIVED BY THE SUBSCRIPTION AGENT ONLY UPON (I) THE CLEARANCE OF ANY UNCERTIFIED CHECK, OR (II) THE RECEIPT BY THE SUBSCRIPTION AGENT OF ANY WIRE TRANSFER, CERTIFIED CHECK OR BANK DRAFT DRAWN UPON A U.S. BANK.

If paying by uncertified personal check, please note that the funds paid thereby may take approximately five business days to clear. Accordingly, if you intend on making your cash payment of the Subscription Price by uncertified check, you should ensure that the Subscription Agent receives the appropriate materials by July 14, 2026 (at least five business days prior to the Expiration Time).

Banks, brokers, trusts, depositaries or other nominee holders of the Rights who exercise the Rights on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and the Company, in connection with any exercise of the Over-subscription Privilege, the aggregate number of Rights that have been exercised and the number of Units that are being subscribed for pursuant to the Over-subscription Privilege by each beneficial owner of Rights on whose behalf such nominee holder is acting. If more Units are subscribed for pursuant to the Over-subscription Privilege than are available for sale, such shares will be allocated, as described above, among Rightsholders of the Rights exercising their Over-subscription Privilege in proportion to the number of Units purchased pursuant to each such Rightsholder’s Basic Subscription Rights.

The addresses of the Subscription Agent are as follows:

By First Class Mail:	By Registered, Certified or Express Mail, or Overnight Courier:
Broadridge, Inc.	Broadridge, Inc.
Attn: BCIS Re-Organization Dept.	Attn: BCIS IWS
P.O. Box 1317	51 Mercedes Way
Brentwood, NY 11717-0718	Edgewood, NY 11717

The telephone numbers of the Subscription Agent, for assistance concerning the method of exercising your Rights or requests for additional documentation, are as follows:

Broadridge Corporate Issuer Solutions, LLC

Local Calls: 1-303-562-9275

Toll Free: 1-888-789-8409

The telephone numbers and e-mail of the Information Agent, for any questions regarding the Rights Offering, are as follows:

Sodali & Co.

Banks and brokers call collect: 1-203-658-9400

All others call toll free: 1-(833) 225-0490 or contact by e-mail at EOSE.info@investor.sodali.com

If you exercise less than all of the Rights evidenced by your Rights Certificate you may either (a) check the box next to Section 2 and complete Section 2 of your Rights Certificate to direct the Subscription Agent to attempt to sell the unexercised Rights (but no fractional Rights) on your behalf (and provide an Internal Revenue Service Form W-8 or W-9, as described in Paragraph 2(a) below), (b) check the box next to Section 3 and complete Section 3 of your Rights Certificate to transfer your remaining unexercised Rights (but no fractional Rights) to a designated transferee or to assign them to a bank or broker to sell for you, or (c) check the box next to Section 4 and complete Section 4 of your Rights Certificate and the Subscription Agent will issue you a new Rights Certificate evidencing the unexercised Rights (see Paragraph 4 of these “Instructions For Use of Rights Certificates”). If you choose to have any such new Rights Certificate delivered to a different address, so indicate in Section 4 of your Rights Certificate.

If you choose to have a new Rights Certificate sent, you may not receive the new Rights Certificate in sufficient time to permit the exercise, assignment, transfer or sale of the Rights evidenced thereby.

If you have not indicated the number of Rights being exercised, or if you have not forwarded full payment of the Subscription Price for the number of Rights that you have indicated are being exercised, you will be deemed to have exercised the Basic Subscription Rights with respect to the maximum number of whole Rights which may be exercised for the aggregate Subscription Price transmitted or delivered by you, and to the extent that the aggregate Subscription Price transmitted or delivered by you exceeds the product of the applicable per share Subscription Price multiplied by the number of whole Rights evidenced by the Rights Certificate(s) transmitted or delivered by you and no direction is given as to the excess (such excess being the “Subscription Excess”), you will be deemed to have exercised your Over-subscription Privilege to purchase, to the extent available, that number of whole Units equal to the quotient obtained by dividing the Subscription Excess by the applicable per share Subscription Price, subject to the limit on the number of Units available to be purchased in the Rights Offering and applicable proration.

Conditions to Completion of the Rights Offering. The completion of the Rights Offering is conditional on the execution of the JV Agreement and the execution of certain commercial framework guidelines by the parties to the JV Transaction. We may terminate the Rights Offering, in whole or in part, if at any time before completion of the Rights Offering there is any judgment, order, decree, injunction, statute, law or regulation entered, enacted, amended or held to be applicable to the Rights Offering that in the sole judgment of our board of directors would or might make the Rights Offering or its completion, whether in whole or in part, illegal or otherwise restrict or prohibit completion of the Rights Offering.

The Company has the right to terminate the Rights Offering for any reason before the Rights expire.

Delivery of Units. As soon as practicable after the Expiration Time, the following deliveries and payments will be made to the address shown on the face of your Rights Certificate unless you provide instructions to the contrary in Section 1 of your Rights Certificate.

Subscription Rights. The Subscription Agent will deliver to each validly exercising Rightsholder Units purchased pursuant to such exercise including the number of Units allocated to and purchased by such Rightsholder pursuant to its Over-subscription Privilege. The Subscription Agent will effect delivery of the subscribed-for Units through the Subscription Agent’s book-entry registration system by mailing to each subscribing Rightsholder a statement of holdings detailing such Rightsholder’s subscribed-for Units and the method by which the subscribing Rightsholder may access its account. See “Description of the Rights Offering—Subscription Rights” in the Prospectus Supplement.

Return of Excess Payments. The Subscription Agent will promptly deliver to each Rightsholder who exercises the Over-subscription Privilege any excess funds tendered, without interest or deduction, in payment of the Subscription Price for each Unit that is subscribed for by, but not allocated to, such Rightsholder pursuant to the Over-subscription Privilege.

2.	SELL YOUR RIGHTS (Section 2 of the Rights Certificate).

(a)       Sale of All Unexercised Rights Through the Subscription Agent. To sell all unexercised Rights (but no fractional Rights) through the Subscription Agent, you must so indicate by checking the box next to Section 2 and completing Section 2 of the Rights Certificate and you must provide a properly completed and executed Internal Revenue Service Form W-8 or W-9, as applicable, to the Subscription Agent along with your completed Rights Certificate. Internal Revenue Service Forms W-8 and W-9 and the applicable instructions are available on the Internal Revenue Service website at www.irs.gov. IF THE SUBSCRIPTION AGENT SELLS ANY OF YOUR RIGHTS, SUCH RIGHTS WILL BE DEEMED TO HAVE BEEN SOLD AT THE WEIGHTED AVERAGE NET SALE PRICE OF ALL RIGHTS SOLD BY THE SUBSCRIPTION AGENT. Promptly following the Expiration Time, the Subscription Agent will send the selling Rightsholder a check for the net proceeds from the sale of any Rights sold, reduced by any applicable tax withholding (including backup withholding). The aggregate fees charged by the Subscription Agent for selling Rights will be deducted from the aggregate sale price for all such Rights in determining the weighted average net sale price of all such Rights. The Subscription Agent’s obligation to execute sell orders is subject to its ability to find buyers for the Rights. NO ASSURANCE CAN BE GIVEN THAT A MARKET WILL DEVELOP OR BE MAINTAINED FOR THE RIGHTS OR THAT THE SUBSCRIPTION AGENT WILL BE ABLE TO SELL ANY RIGHTS.

You must have your order to sell your Rights to the Subscription Agent before 11:00 a.m., New York City time, on the fifth business day before the Expiration Time (which is July 14, 2026, unless the Expiration Time is extended).

If the Subscription Agent cannot sell your Rights by 5:00 p.m., New York City time, on the fourth business day before the Expiration Time, the Subscription Agent will return your rights certificate to you by overnight delivery. We encourage you to review the discussion in the Prospectus Supplement under the heading “Description of the Rights Offering—Method of Transferring and Selling Rights — Sales of Rights Through the Subscription Agent.” Deliveries and payments will be made to the address shown on the face of your Rights Certificate unless you provide instructions to the contrary in Section 2 of your Rights Certificate.

Failure to provide a properly completed and executed Internal Revenue Service Form W-8 or W-9, as applicable, may result in the imposition of backup withholding (currently at a rate of 24%).

(b)       Sale of Less than All Unexercised Rights Through the Subscription Agent.  You may have your Rights Certificate divided into Rights Certificates of appropriate denominations by following the instructions in Paragraph 4 below. The Rights Certificate evidencing the number of unexercised Rights you intend to sell can then be sold by following the instructions in Paragraph 2(a). IF THE SUBSCRIPTION AGENT SELLS ANY OF YOUR RIGHTS, SUCH RIGHTS WILL BE DEEMED TO HAVE BEEN SOLD AT THE WEIGHTED AVERAGE SALE PRICE OF ALL RIGHTS SOLD BY THE SUBSCRIPTION AGENT.

Promptly following the Expiration Time, the Subscription Agent will send the holder a check for the net proceeds from the sale of any Rights sold, reduced by any applicable tax withholding (including backup withholding). The aggregate fees charged by the Subscription Agent for selling Rights will be deducted from the aggregate sale price for all such Rights in determining the weighted average net sale price of all such Rights. The Subscription Agent’s obligation to execute sell orders is subject to its ability to find buyers for the Rights. NO ASSURANCE CAN BE GIVEN THAT A MARKET WILL DEVELOP OR BE MAINTAINED FOR THE RIGHTS OR THAT THE SUBSCRIPTION AGENT WILL BE ABLE TO SELL ANY RIGHTS.

You must have your order to sell your Rights to the Subscription Agent before 11:00 a.m., New York City time, on the fifth business day before the Expiration Time (which is July 14, 2026, unless the Expiration Time is extended).

If the Subscription Agent cannot sell your Rights by 5:00 p.m., New York City time, on the fourth business day before the Expiration Time, the Subscription Agent will return your rights certificate to you by overnight delivery. We encourage you to review the discussion in the Prospectus Supplement under the heading “Description of the Rights Offering — Method of Transferring and Selling Rights — Sales of Rights Through the Subscription Agent.” Deliveries and payments will be made to the address shown on the face of your Rights Certificate unless you provide instructions to the contrary in Section 2 of your Rights Certificate.

3.	TRANSFER OF ALL OR LESS THAN ALL UNEXERCISED RIGHTS

TO ONE OR MORE DESIGNATED TRANSFEREES (Section 3 of the Rights Certificate).

(a)       One Designated Transferee. To transfer all of your unexercised Rights to a designated transferee or to a broker, dealer or nominee for sale on your behalf, you must so indicate by checking the box next to Section 3 and completing Section 3 of your Rights Certificate. A Rights Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Rights Certificate issued. If you wish to transfer less than all of your unexercised Rights (but no fractional Rights) to one designated transferee or to a broker, dealer or nominee for sale on your behalf, so indicate by checking the box next to Section 3 and completing Section 3 of your Rights Certificate and separately instruct the Subscription Agent as to the action to be taken with respect to the unexercised Rights not transferred. Such instructions should be guaranteed by an Eligible Institution. If no such instructions are received, the Subscription Agent will issue you a new Rights Certificate evidencing the unexercised Rights. If the box next to Section 3 is checked but Section 3 is not completed, the Subscription Agent may thereafter treat the bearer of the Rights Certificate as the absolute owner of all of the Rights evidenced by such Rights Certificate for all purposes, and neither the Subscription Agent nor the Company shall be affected by any notice to the contrary.

If you wish to transfer any of your Rights, you must have your order to transfer such Rights to the Subscription Agent by the fifth business day prior to the Expiration Time (which is July 14, 2026, unless the Expiration Time is extended).

(b)       More than One Designated Transferee. Because only the Subscription Agent can issue Rights Certificates, if you wish to transfer all or less than all of the unexercised Rights (but no fractional Rights) evidenced by your Rights Certificate to more than one designated transferee or to more than one broker, dealer or nominee for sale on your behalf, so indicate by checking the box next to Section 3 and completing Section 3 and separately instruct the Subscription Agent as to the action to be taken with respect to any unexercised Rights not transferred. Such instructions should be guaranteed by an Eligible Institution. Alternatively, you may first have your Rights Certificate divided into Rights Certificates of appropriate denominations by following the instructions in Paragraph 5 below. Each Rights Certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in Paragraph 5(c).

If you wish to transfer any of your Rights, you must have your order to transfer such Rights to the Subscription Agent by the fifth business day prior to the Expiration Time (which is July 14, 2026, unless the Expiration Time is extended).

4.	TO HAVE A RIGHTS CERTIFICATE DIVIDED INTO SMALLER DENOMINATIONS.

Send your Rights Certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided), signed by you, to the Subscription Agent, allowing a sufficient amount of time for new Rights Certificates to be issued and returned so that they can be used prior to the Expiration Time. Alternatively, you may assign your unexercised Rights to a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Institution if any of the new Rights Certificates are to be issued in a name other than that in which the old Rights Certificate was issued. Rights Certificates may not be divided into fractional Rights, and any instruction to do so will be rejected. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new Rights Certificate(s) in time to enable the Rightsholder to complete a sale, exercise or transfer by the Expiration Time. Neither the Company nor the Subscription Agent will be liable to either a transferor or transferee for any such delays.

If you choose to have a new Rights Certificate sent, you may not receive the new Rights Certificate in sufficient time to permit the exercise, assignment, transfer or sale of the Rights evidenced thereby.

5.	EXECUTION.

(a)       Execution by Registered Holder(s).  The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. If the Rights Certificate is registered in the names of two or more joint owners, all of such owners must sign. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b)       Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Company dispenses with proof of authority, in its sole and absolute discretion.

(c)       Signature Guarantees. Your signature must be guaranteed by an Eligible Institution if you wish to transfer all or less than all of your unexercised Rights to a designated transferee or to a broker, dealer or nominee for sale on your behalf as specified in Paragraphs 4(c) and/or 4(d), or to have the Subscription Agent sell less than all of your unexercised Rights, as specified in Paragraph 4(b).

6.	METHOD OF DELIVERY.

The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rightsholder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of any checks sent in payment of the Subscription Price prior to the Expiration Time. If paying by uncertified personal check, please note that the funds paid thereby may take approximately five business days to clear. Accordingly, if you intend on making your cash payment of the Subscription Price by uncertified check, you should ensure that the Subscription Agent receives the appropriate materials by July 14, 2026 (at least five business days prior to the Expiration Time). Rightsholders who wish to pay the Subscription Price by means of wire transfer are urged to contact the Subscription Agent at 1-888-789-8409 to advise the Subscription Agent of their intent to wire funds before sending their wire and to obtain wire instructions. This will ensure prompt and accurate credit upon receipt of such wire. Please contact the Subscription Agent for further information.

7.	SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH THE DEPOSITORY TRUST COMPANY.

If you are a broker, a dealer, a trustee or a depositary for securities who holds shares of Common Stock or Participating Warrants for the account of others as a nominee holder, you may, upon proper showing to the Subscription Agent, exercise your beneficial owners’ Basic Subscription Right and Over-subscription Privilege through The Depository Trust Company (“DTC”). You may exercise Rights held through DTC through DTC’s PSOP Function on the “agents subscription over PTS” procedures and instructing DTC to charge the applicable DTC account for the Subscription Price and to deliver such amount to the Subscription Agent. DTC must receive the subscription instructions and payment for the new shares by the Expiration Time.